UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 North Dearborn Street, 4th Floor,
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Arrangement Agreement.

On January 31, 2022, Verano Holdings Corp., a British Columbia corporation (the “Company”), entered into an Arrangement Agreement (the “Arrangement Agreement”) with Goodness Growth Holdings, Inc., a British Columbia corporation (“GGH”), pursuant to which the Company agreed to acquire all of the issued and outstanding equity interests of GGH in exchange for equity interests in the Company (the “Arrangement”). A copy of the Arrangement Agreement was filed as Exhibit 10.13 to the Company’s registration statement on Form 10 initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2022, and amended on June 17, 2022, August 19, 2022, and September 8, 2022. All descriptions of the Arrangement Agreement herein do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Arrangement Agreement previously filed with the SEC.

On October 13, 2022, the Company provided written notice to GGH (the “Breach and Termination Notice”) stating that GGH was in breach of the Arrangement Agreement for, among other things, (a) suffering a Material Adverse Effect (as defined in the Arrangement Agreement), (b) failing to comply with covenants, (c) breaching representations and warranties, and (d) failing to publicly reaffirm (without qualification) the Company Board Recommendation (as defined in the Arrangement Agreement) within five business days after having been requested to do so by the Company.

The Breach and Termination Notice also provided GGH with notice that the Company exercised its termination rights under Sections 7.2(1)(d)(i), (ii), (iv) and (v) of the Arrangement Agreement (the “Termination Notice”) as a result of the occurrences and breaches noted above, thus terminating the Arrangement Agreement (and all agreement ancillary thereto) and the Arrangement. As a result of the termination, the Company further asserted in the Breach and Termination Notice that GGH owes the Company a termination fee equal to $14,875,000 plus out-of-pocket fees and expenses up to $3,000,000.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking statements contained herein include, but are not limited to, statements or information with respect to the Company’s entitlement to a termination fee. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors discussed in the Company’s Form 10 and Form 10-Q filed on EDGAR at www.sec.gov. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 is a copy of a press release issued by the Company on October 14, 2022 regarding the Breach and Termination Notice and the termination of the Arrangement Agreement and Arrangement.

The information furnished under this item 8.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on October 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: October 14, 2022	By:	/s/ Darren Weiss
	Name:	Darren Weiss
	Title:	Chief Operating Officer, Chief Legal Officer, General Counsel & Secretary